Exhibit 10.56

SECOND AMENDMENT TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and dated as of the 21st day of December, 2001 by and among the Lenders currently party to the Credit Agreement referred to below, BANK ONE, NA, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), THE BANK OF NOVA SCOTIA, as documentation agent (in such capacity, the “Documentation Agent”), SYNCOR INTERNATIONAL CORPORATION, a Delaware corporation (the “Parent”), and SYNCOR MANAGEMENT CORPORATION, a Delaware corporation (the “Borrower”).

RECITALS

                A.            Pursuant to that certain First Amended and Restated Credit Agreement dated as of May 10, 2001, by and among the Administrative Agent, the Documentation Agent, the Lenders, the Parent and the Borrower (as amended, extended and replaced from time to time, the “Credit Agreement”), the Lenders agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.  All capitalized terms not otherwise defined herein are used with the meanings given such terms in the Credit Agreement.

                B.            The parties to the Credit Agreement have agreed to amend the same in certain respects and desire to set forth the terms and conditions of such amendment pursuant hereto.

                NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

                1.             Limited Recourse Sales of Assets.  To reflect certain agreements of the parties hereto with respect to securitization transactions which may be entered into from time to time by the Parent and the Borrower, effective as of the Second Amendment Effective Date (as defined in Paragraph 4 below):

                                (a)           Subsection (iii) of Section 6.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           “(iii)  Any transfer of an interest in accounts or notes receivable on a limited recourse basis, provided that such transfer qualifies as a sale under Agreement Accounting Principles and, notwithstanding that such transaction may not qualify as such a sale, the Initial Permitted Accounts Receivable Financing Facility; provided, however, that the aggregate dollar amount owing by the obligors under the assets which are the subject of such sales or secure the Initial Permitted Accounts Receivable Financing Facility does not exceed at any time $100,000,000.”

                                (b)           A new subsection (viii) is hereby added in correct numerical order to Section 6.15 of the Credit Agreement to read in its entirety as follows:

                          “(viii)  Liens granted in connection with transfers of interests in accounts or notes receivable permitted pursuant to Section 6.13(iii) of this Agreement, including, without limitation, pursuant to the Initial Permitted Accounts Receivable Financing Facility; provided, however, that:  (1) such Liens secure only the obligations of the Parent and its Subsidiaries, as applicable, arising under such transactions, (2) such obligations remain non-recourse to the Parent and its Subsidiaries, as applicable, except to the extent of such Person’s interest in the assets transferred, the proceeds thereof and rights associated therewith arising in connection with such transactions (the “Securitization Assets”) and with respect to customary indemnification provisions provided in connection with such transactions, and (3) such Liens attach only to the Securitization Assets.”

                                (c)           The definition of “Indebtedness” set forth in Article I of the Credit Agreement is hereby amended to read in its entirety as follows:

                         “’Indebtedness’ of a Person means, without duplication, such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) Capitalized Lease Obligations, (vi) Contingent Obligations, and (vii) to the extent not otherwise included in subsections (i) through (vi) hereof, obligations arising under transactions permitted pursuant to Section 6.13(iii).

                                (d)           A new definition of “Initial Permitted Accounts Receivable Financing Facility” is hereby added to Article I of the Credit Agreement in correct alphabetical order to read in its entirety as follows:

                       "’Initial Permitted Accounts Receivable Financing Facility’ means that certain accounts receivable financing facility which will be consummated in or around January 2002 evidenced by:  (i) that certain Receivables Financing Agreement among Syncor Financing Corporation, as seller, the Borrower, as servicer, Jupiter Securitization Corporation and the other financial institutions party thereto, as purchasers, and Bank One, as agent, (ii) that certain Receivables Sale Agreement between the Borrower, as selling subsidiary, and Syncor Financing Corporation, as buyer, and (c) that certain Receivables Sale Agreement between the Parent, as originator, and the Borrower, as buyer, as each such agreement may be amended, restated, supplemented or otherwise modified from time to time.”

                2.             Reaffirmation of Loan Documents.  The Parent and Borrower hereby affirm and agree that except to the extent expressly provided herein, the Credit Agreement, the Notes and the other Loan Documents remain in full force and effect.

                3.             Reaffirmation of Guaranties.  By acknowledging and agreeing to this Amendment as provided below, each of the Guarantors affirms and agrees that:  (a) the execution and delivery by the Borrower and the Parent and the performance of their obligations under this Amendment shall not in any manner or to any extent affect any of the obligations of the Guarantors or the rights of the Lenders and the Administrative Agent under the Guaranties or any other document, instrument or agreement made or given by the Guarantors in connection therewith, (b) the term “Obligations” as used in the Guaranties includes, without limitation, the Obligations under the Credit Agreement as amended hereby, and (c) the Guaranties remain in full force and effect.

                4.             Second Amendment Effective Date.  This Amendment shall be effective as of the date (the “Second Amendment Effective Date”) the Administrative Agent shall have received each of the following:

                                (a)           A copy of this Amendment duly executed by the Borrower, the Parent and Lenders constituting not less than the Required Lenders under the Credit Agreement; and

                                (b)           Such other documents, instruments, agreements, corporate authorizations and opinions of legal counsel as the Administrative Agent or the Lenders may reasonably request.

                5.             Representations and Warranties.  The Borrower and the Parent hereby represent and warrant to the Administrative Agent and the Lenders that as of the date hereof and at and as of the Second Amendment Effective Date and both before and after giving effect hereto:

                                (a)           Each of the Borrower and the Parent has the corporate power and authority and the legal right to execute, deliver and perform the Amendment and has taken all necessary corporate action to authorize such execution, delivery and performance.

                                (b)           The Amendment has been duly executed and delivered on behalf of such Person and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

                                (c)           The representations and warranties of the Borrower and the Parent contained in the Credit Agreement as amended hereby are accurate and complete in all material respects.

                                (d)           There has not occurred a Default or Unmatured Default.

                6.             No Other Amendment.  Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

                7.             Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

[Signature pages following]

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                                                SYNCOR MANAGEMENT CORPORATION, as the Borrower

                                                                By: /s/William P. Forster
                                                                Name: William P. Forster
                                                                Title: Vice President

                                                                SYNCOR INTERNATIONAL CORPORATION, as the Parent

                                                                By: /s/William P. Forster
                                                                Name: William P. Forster
                                                                Title: Chief Financial Officer

                                                                BANK ONE, NA, as Administrative Agent and as a Lender

                                                                By: /s/Joseph R. Perdenza
                                                                Name: Joseph R. Perdenza
                                                                Title: Associate Director

                                                                THE BANK OF NOVA SCOTIA, as Documentation Agent and as a Lender

                                                                By:/s/R.P. Reynolds
                                                                Name: R.P. Reynolds
                                                                Title: Director

                                                                FLEET NATIONAL BANK, as a Lender

                                                                By:
                                                                Name:
                                                                 Title:

                                                                MELLON BANK, N.A., as a Lender

                                                                By:
                                                                Name:
                                                                 Title:

                                                                THE NORTHERN TRUST COMPANY, as a Lender

                                                                By: /s/Steven W. Ryan
                                                                Name: Steven W. Ryan
                                                                Title: Vice President

                                                                UNITED CALIFORNIA BANK (formerly Sanwa Bank California), as a Lender

                                                                By:
                                                                Name:
                                                                 Title:

                                                                UNION BANK OF CALIFORNIA, N.A., as a Lender

                                                                By: /s/P M Roesner
                                                                Name: Philip M. Roesner
                                                                Title: Vice President

                                                                KEY CORPORATE CAPITAL INC., as a Lender

                                                                By:
                                                                Name:
                                                                Title:

Acknowledged and agreed to
as of the __ day of December, 2001:

COMPREHENSIVE MEDICAL IMAGING, INC.,
as a Guarantor

By: /s/David Ward
 Name: David Ward
Title: President

SYNCOR OVERSEAS LTD.,
as a Guarantor

By: /s/William P. Forster
 Name: William P. Forster
Title: Chief Financial Officer

SYNCOR INTERNATIONAL CORPORATION,
as a Guarantor

By: /s/William P. Forster
 Name: William P. Forster
Title: Chief Financial Officer